                                                                   EXHIBIT 10.5
                                                                   ------------

                             SmarterKids.com, Inc.

                AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT
                ----------------------------------------------


     This Agreement dated as of July 12, 1999, which amends and restates in its entirety that certain Investor Rights Agreement dated as of November 6, 1998, is entered into by and among SmarterKids.com, Inc., a Delaware corporation (the "Company"), David Blohm, Al Noyes, Jeffrey Pucci and Richard Viard (collectively, the "Senior Managers" and, individually, a "Senior Manager"), the entities listed on Exhibit A attached hereto (the "Purchasers") and the persons
                   ---------
and entities listed on Exhibit B (the "Prior Holders").
                       ---------

                                   Recitals
                                   --------

     WHEREAS, the Company and the Prior Holders have entered into an Investor Rights Agreement dated as of November 6, 1998 (the "Prior Agreement");

     WHEREAS, in order to assure that rights of first refusal and registration rights of the Prior Holders and the Purchasers are consistent, the Prior Holders desire to amend and restate the Prior Agreement and the Purchasers desire to become parties to this Agreement;

     WHEREAS, the Company and the Purchasers have entered into a Series C Convertible Preferred Stock Purchase Agreement of even date herewith (the "Purchase Agreement") pursuant to which the Purchasers will purchase shares of Series C Convertible Preferred Stock, $.01 par value per share (the "Series C Shares"); and

     WHEREAS, the Company, the Prior Holders and the Purchasers desire to provide for certain arrangements with respect to (i) the registration of shares of capital stock of the Company under the Securities Act of 1933, (ii) the Purchasers' right of first refusal with respect to certain issuances of securities of the Company and (iii) certain negative covenants of the Company;

     NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Agreement, the parties hereto agree as follows:

     1.  Certain Definitions.
         -------------------

     As used in this Agreement, the following terms shall have the following respective meanings:

         "Commission" means the Securities and Exchange Commission, or any
          ----------
other federal agency at the time administering the Securities Act.

          "Common Stock" means the common stock, $.01 par value per share, of
           ------------
the Company.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended,
           ------------
or any successor federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

          "Initiating Holders" means the Stockholders initiating a request for
           ------------------
registration pursuant to Section 2(a), 2(b) or 2(c), as the case may be.

          "Initial Public Offering" means the initial underwritten public
           -----------------------
offering of shares of Common Stock pursuant to an effective Registration Statement.

          "Other Holders" shall have the meaning set forth in Section 2.1(e).
           -------------

          "Prior Preferred Shares" shall mean the shares of Series A Convertible
           ----------------------
Preferred Stock, $.01 par value per share (the "Series A Shares"), and the shares of Series B Convertible Preferred Stock, $.01 par value per share (the "Series B Shares"), owned by the Prior Holders on the date hereof.

          "Prospectus" means the prospectus included in any Registration
           ----------
Statement, as amended or supplemented by an amendment or prospectus supplement, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

          "Registration Statement" means a registration statement filed by the
           ----------------------
Company with the Commission for a public offering and sale of securities of the Company (other than a registration statement on Form S-8 or Form S-4, or their successors, or any other form for a similar limited purpose, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation).

          "Registration Expenses" means the expenses described in Section 2.4.
           ---------------------

          "Registrable Shares" means (i) the shares of Common Stock issued or
           ------------------
issuable upon conversion of the Series C Shares (the "Series C Registrable Shares"), the Series B Shares (the "Series B Registrable Shares") and the Series A Shares (the "Series A Registrable Shares"), (ii) any shares of Common Stock, and any shares of Common Stock issued or issuable upon the conversion or exercise of any other securities, acquired by the Purchasers pursuant to Section 3 of this Agreement, (iii) any other shares of Common Stock issued in respect of such shares (because of stock splits, stock dividends, reclassifications, recapitalizations, or similar events), and (iv) with respect to a registration pursuant to Section 2.2, Common Stock held by the Senior Managers; provided,
                                                                   --------
however, that shares of Common Stock which are Registrable Shares shall cease to
-------
be Registrable Shares upon (1) any sale pursuant to a Registration Statement or Rule 144 under the Securities Act or (2) any sale in any manner to a person or entity which, by virtue of Section 5 of this Agreement, is not entitled to the rights provided by this Agreement. Wherever reference is made in this Agreement to a request or consent of holders of a certain percentage of Registrable Shares, the determination of such percentage shall include shares of Common Stock issuable upon conversion of the Shares even if such conversion has not been effected.

          "Securities Act" means the Securities Act of 1933, as amended, or any
           --------------
successor federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

          "Selling Stockholder" means any Stockholder owning Registrable Shares
           -------------------
included in a Registration Statement.

          "Series A Holder" means a holder of Series A Shares.
           ---------------

          "Series B Holder" means a holder of Series B Shares.
           ---------------

          "Shares" shall mean (i) the Series C Shares, (ii) the Series B Shares
           ------
owned by the Purchasers,  and (iii) the Prior Preferred Shares.

          "Stockholders" means (i) the Purchasers and any persons or entities to
           ------------
whom the rights granted under this Agreement are transferred by any Purchasers, their successors or assigns pursuant to Section 5 hereof, (ii) with respect to registrations effected pursuant to Section 2.2, the Senior Managers and (iii) the Prior Holders.

     2.   Registration Rights
          -------------------

          2.1  Required Registrations.
               ----------------------

               (a) At any time after the earlier of (x) October 31, 2001 or (y) six months following the closing of the Initial Public Offering, a Purchaser (or Purchasers) holding in the aggregate at least 40% of the Series C Registrable Shares and Series B Registrable Shares may request, in writing, that the Company effect the registration on Form S-1 or Form S-2 (or any successor form) of Series C Registrable Shares and Series B Registrable Shares owned by such Purchaser (or Purchasers) having an aggregate value of at least $5,000,000 (based on the then current market price or fair value).

               (b) At any time after six months following the closing of the Initial Public Offering, a Prior Holder (or Prior Holders) holding in the aggregate at least 40% of the Prior Preferred Registrable Shares may request, in writing, that the Company effect the registration on Form S-1 or Form S-2 (or any successor form) of Prior Preferred Registrable Shares owned by such Prior Holder or Prior Holders having an aggregate value of at least $5,000,000 (based on the then current market price or fair value).

               (c) At any time after the Company becomes eligible to file a Registration Statement on Form S-3 (or any successor form relating to secondary offerings), a Stockholder or Stockholders holding in the aggregate at least 10% of the Registrable Shares may request, in writing, that the Company effect the registration on Form S-3 (or such successor form), of Registrable Shares having an aggregate value of at least $1,000,000 (based on the then current public market price).

               (d) Upon receipt of any request for registration pursuant to this Section 2, the Company shall promptly give written notice of such proposed registration to all other Stockholders. Such Stockholders shall have the right, by giving written notice to the Company within 30 days after the Company provides its notice, to elect to have included in such registration such of their Registrable Shares as such Stockholders may request in such notice of election, subject in the case of an underwritten offering to the approval of the managing underwriter as provided in Section 2(e) below. Thereupon, the Company shall, as expeditiously as possible, use its best efforts to effect the registration on an appropriate registration form of all Registrable Shares which the Company has been requested to so register (provided, however, that in the case of a registration requested under Section 2.1(c), the Company will only be obligated to effect such registration on Form S-3 (or any successor form)).

               (e) If the Initiating Holders intend to distribute the Registrable Shares covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to Section 2.1(a), (b) or (c), as the case may be, and the Company shall include such information in its written notice referred to in Section 2.1(d). The right of any other Stockholder to include its Registrable Shares in such registration pursuant to Section 2.1(a), (b) or (c), as the case may be, shall be conditioned upon such other Stockholder's participation in such underwriting on the terms set forth herein.

     If the Company desires that any officers or directors of the Company holding securities of the Company be included in any registration for an underwritten offering requested pursuant to Section 2.1 or if other holders of securities of the Company who are entitled, by contract with the Company, to have securities included in such a registration (the "Other Holders") request such inclusion, the Company may include the securities of such officers, directors and Other Holders in such registration and underwriting on the terms set forth herein. The Company shall (together with all Stockholders, officers, directors and Other Holders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form (including, without limitation, customary indemnification and contribution provisions on the part of the Company) with the managing underwriter. Notwithstanding any other provision of this Section 2.1(e), if the managing underwriter advises the Company that the inclusion of all shares requested to be registered would adversely affect the offering, the securities of the Company held by officers or directors of the Company (other than Registrable Shares) and the securities held by Other Holders (other than Registrable Shares) shall be excluded from such registration and underwriting to the extent deemed advisable by the managing underwriter, and if a further limitation of the number of shares is required, the number of shares that may be included in such registration and underwriting shall be allocated among all holders of Registrable Shares requesting registration in proportion, as nearly as practicable, to the respective number of Registrable Shares held by them at the time of the request for registration made by the Initiating Holders pursuant to Section 2.1(a), (b) or (c), as the case may be. If any holder of Registrable Shares, officer, director or Other Holder who has requested inclusion in such registration as provided above disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, and the securities so withdrawn shall also be withdrawn from registration. If the managing underwriter has not limited the number of Registrable Shares or other securities to be underwritten, the Company may include securities for its own account in such registration if the managing underwriter so agrees and if the number of Registrable Shares and other securities which would otherwise have been included in such registration and underwriting will not thereby be limited.

          (f) The Initiating Holders shall have the right to select the managing underwriter(s) for any underwritten offering requested pursuant to
Section 2.1(a), (b) or (c), subject to the approval of the Company, which approval will not be unreasonably withheld.

          (g) The Company shall not be required to effect more than two (2) registrations pursuant to Section 2.1(a) and one (1) registration pursuant to
Section 2.1(b). In addition, the Company shall not be required to effect any registration (other than on Form S-3 or any successor form relating to secondary offerings) within six months after the effective date of any other Registration Statement of the Company. For purposes of this Section 2.1(g), a Registration Statement shall not be counted until such time as such Registration Statement has been declared effective by the Commission (unless the Initiating Holders withdraw their request for such registration (other than as a result of information concerning the business or financial condition of the Company which is made known to the Stockholders after the date on which such registration was requested) and elect not to pay the Registration Expenses therefor pursuant to
Section 2.4).

          (h) If at the time of any request to register Registrable Shares by Initiating Holders pursuant to this Section 2.1, the Company is engaged or has plans to engage in a registered public offering or is engaged in any other activity which, in the good faith determination of the Company's Board of Directors, would be adversely affected by the requested registration, then the Company may at its option direct that such request be delayed for a period not in excess of 90 days from the date of such request, such right to delay a request to be exercised by the Company not more than once in any 12-month period.

          2.2  Incidental Registration.
               -----------------------

               (a) Whenever the Company proposes to file a Registration Statement (other than a Registration Statement filed pursuant to Section 2.1) at any time and from time to time, it will, prior to such filing, give written notice to all Stockholders of its intention to do so;

provided, that no such notice need be given if no Registrable Shares are to be
--------
included therein as a result of a determination of the managing underwriter pursuant to Section 2.2(b). Upon the written request of a Stockholder or Stockholders given within 20 days after the Company provides such notice (which request shall state the intended method of disposition of such Registrable Shares), the Company shall use its best efforts to cause all Registrable Shares which the Company has been requested by such Stockholder or Stockholders to register to be registered under the Securities Act to the extent necessary to permit their sale or other disposition in accordance with the intended methods of distribution specified in the request of such Stockholder or Stockholders; provided that the Company shall have the right to postpone or withdraw any registration effected pursuant to this Section 2.2 without obligation to any Stockholder.

          (b) If the registration for which the Company gives notice pursuant to Section 2.2(a) is a registered public offering involving an underwriting, the Company shall so advise the Stockholders as a part of the written notice given pursuant to Section 2.2(a). In such event, the right of any Stockholder to include its Registrable Shares in such registration pursuant to Section 2.2 shall be conditioned upon such Stockholder's participation in such underwriting on the terms set forth herein. All Stockholders proposing to distribute their securities through such underwriting shall (together with the Company, Other Holders, and any officers or directors distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for the underwriting by the Company. Notwithstanding any other provision of this Section 2.2, if the managing underwriter determines that the inclusion of all shares requested to be registered would adversely affect the offering, the Company may limit the number of Registrable Shares to be included in the registration and underwriting. The Company shall so advise all holders of Registrable Shares requesting registration, and the number of shares that are entitled to be included in the registration and underwriting shall be allocated in the following manner. The securities of the Company held by officers and directors of the Company (other than Registrable Shares) shall be excluded from such registration and underwriting to the extent deemed advisable by the managing underwriter, and, if a further limitation on the number of shares is required, the number of shares that may be included in such registration and underwriting shall be allocated among all Stockholders and Other Holders requesting registration in proportion, as nearly as practicable, to the respective number of shares of Common Stock (on an as-converted basis) which they held at the time the Company gives the notice specified in Section 2.2(a). If any Stockholder or Other Holder would thus be entitled to include more securities than such holder requested to be registered, the excess shall be allocated among other requesting Stockholders and Other Holders pro rata in the manner described in the preceding sentence. If any holder of Registrable Shares or any officer, director or Other Holder disapproves of the terms of any such underwriting, such person may elect to withdraw therefrom by written notice to the Company, and any Registrable Shares or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

          2.3  Registration Procedures.
               -----------------------

               (a) If and whenever the Company is required by the provisions of this Agreement to use its best efforts to effect the registration of any Registrable Shares under the Securities Act, the Company shall:

                    (1) file with the Commission a Registration Statement with respect to such Registrable Shares and use its best efforts to cause that Registration Statement to become and remain effective for 180 days from the effective date or such lesser period until all such Registrable Shares are sold;

                    (2) as expeditiously as possible prepare and file with the Commission any amendments and supplements to the Registration Statement and the prospectus included in the Registration Statement as may be necessary to comply with the provisions of the Securities Act (including the anti-fraud provisions thereof) and to keep the Registration Statement effective for 180 days from the effective date or such lesser period until all such Registrable Shares are sold;

                    (3) as expeditiously as possible furnish to each Selling Stockholder such reasonable numbers of copies of the Prospectus, including any preliminary Prospectus, in conformity with the requirements of the Securities Act, and such other documents as such Selling Stockholder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Shares owned by such Selling Stockholder;

                    (4) as expeditiously as possible use its best efforts to register or qualify the Registrable Shares covered by the Registration Statement under the securities or Blue Sky laws of such states as the Selling Stockholders shall reasonably request, and do any and all other acts and things that may be necessary or desirable to enable the Selling Stockholders to consummate the public sale or other disposition in such states of the Registrable Shares owned by the Selling Stockholder; provided, however, that the Company shall not be
                            --------  -------
required in connection with this paragraph (iv) to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction;

                    (5) as expeditiously as possible, cause all such Registrable Shares to be listed on each securities exchange or automated quotation system on which similar securities issued by the Company are then listed;

                    (6) promptly provide a transfer agent and registrar for all such Registrable Shares not later than the effective date of such registration statement;

                    (7) promptly make available for inspection by the Selling Stockholders, any managing underwriter participating in any disposition pursuant to such Registration Statement, and any attorney or accountant or other agent retained by any such underwriter or selected by the Selling Stockholders, all financial and other records, pertinent corporate documents and properties of the Company and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such Registration Statement;

                    (8) as expeditiously as possible, notify each Selling Stockholder, promptly after it shall receive notice thereof, of the time when such Registration Statement has become effective or a supplement to any Prospectus forming a part of such Registration Statement has been filed; and

                    (9) as expeditiously as possible following the effectiveness of such Registration Statement, notify each seller of such Registrable Shares of any request by the Commission for the amending or supplementing of such Registration Statement or Prospectus.

          (b) If the Company has delivered a Prospectus to the Selling Stockholders and after having done so the Prospectus is amended to comply with the requirements of the Securities Act, the Company shall promptly notify the Selling Stockholders and, if requested, the Selling Stockholders shall immediately cease making offers of Registrable Shares and return all Prospectuses to the Company. The Company shall promptly provide the Selling Stockholders with revised Prospectuses and, following receipt of the revised Prospectuses, the Selling Stockholders shall be free to resume making offers of the Registrable Shares.

          (c) In the event that, in the judgment of the Company, it is advisable to suspend use of a Prospectus included in a Registration Statement due to pending material developments or other events that have not yet been publicly disclosed and as to which the Company believes public disclosure would be detrimental to the Company, the Company shall notify all Selling Stockholders to such effect, and, upon receipt of such notice, each such Selling Stockholder shall immediately discontinue any sales of Registrable Shares pursuant to such Registration Statement until such Selling Stockholder has received copies of a supplemented or amended Prospectus or until such Selling Stockholder is advised in writing by the Company that the then current Prospectus may be used and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such Prospectus. Notwithstanding anything to the contrary herein, the Company shall not exercise its rights under this
Section 2.3(c) to suspend sales of Registrable Shares for a period in excess of 60 days in any 365-day period.

     2.4  Allocation of Expenses.  The Company will pay all Registration
          ----------------------
Expenses for all registrations under this Agreement; provided, however, that if
                                                     --------  -------
a registration under Section 2.1 is withdrawn at the request of the Initiating Holders (other than as a result of information concerning the business or financial condition of the Company which is made known to the Stockholders after the date on which such registration was requested) and if the Initiating Holders elect not to have such registration counted as a registration requested under
Section 2.1, the requesting Stockholders shall pay the Registration Expenses of such registration pro rata in accordance with the number of their Registrable Shares included in such registration. For purposes of this Section, the term "Registration Expenses" shall mean all expenses incurred by the Company in complying with this Agreement, including, without limitation, all registration and filing fees, exchange listing fees, printing expenses, fees and expenses of counsel for the Company and the fees and expenses of one counsel selected by the Selling Stockholders to represent the Selling Stockholders, state Blue Sky fees and expenses, and the expense of any special audits incident to or required by any such registration, but excluding underwriting discounts, selling commissions and the fees and expenses of Selling Stockholders' own counsel (other than the counsel selected to represent all Selling Stockholders).

          2.5  Indemnification and Contribution.
               --------------------------------

               (a) In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless the seller of such Registrable Shares, each underwriter of such Registrable Shares, and each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which such seller, underwriter or controlling person may become subject under the Securities Act, the Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement, or arise out of or are based upon the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Company will reimburse such seller, underwriter and each such controlling person for any legal or any other expenses reasonably incurred by such seller, underwriter or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in
                     --------  -------
any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission made in such Registration Statement, preliminary prospectus or prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Company, in writing, by or on behalf of such seller, underwriter or controlling person specifically for use in the preparation thereof.

               (b) In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, each seller of Registrable Shares, severally and not jointly, will indemnify and hold harmless the Company, each of its directors and officers and each underwriter (if any) and each person, if any, who controls the Company or any such underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which the Company, such directors and officers, underwriter or controlling person may become subject under the Securities Act,

Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or arise out of or are based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, if the statement or omission was made in reliance upon and in conformity with information relating to such seller furnished in writing to the Company by or on behalf of such seller specifically for use in connection with the preparation of such Registration Statement, prospectus, amendment or supplement; provided,
                                                                  --------
however, that the obligations of a Stockholder hereunder shall be limited to an
-------
amount equal to the net proceeds to such Stockholder of Registrable Shares sold in connection with such registration.

               (c) Each party entitled to indemnification under this Section (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided, that counsel for the Indemnifying
                                --------
Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld); and, provided, further, that the failure of any Indemnified Party to
                --------  -------
give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section except to the extent that the Indemnifying Party is adversely affected by such failure. The Indemnified Party may participate in such defense at such party's expense; provided, however, that the Indemnifying
                                      --------  -------
Party shall pay such expense if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between the Indemnified Party and any other party represented by such counsel in such proceeding; provided further that in
                                                      -------- -------
no event shall the Indemnifying Party be required to pay the expenses of more than one law firm per jurisdiction as counsel for the Indemnified Party. The Indemnifying Party also shall be responsible for the expenses of such defense if the Indemnifying Party does not elect to assume such defense. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation, and no Indemnified Party shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the Indemnifying Party, which consent shall not be unreasonably withheld.

               (d) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in this Section 2.5 is due in accordance with its terms but for any reason is held to be unavailable to an Indemnified Party in respect to any losses, claims, damages and liabilities referred to herein, then the Indemnifying Party shall,

Amended & Restates Investor Rights Agreement

in lieu of indemnifying such Indemnified Party, contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities to which such party may be subject in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Stockholders on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company and the Stockholders shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of material fact related to information supplied by the Company or the Stockholders and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Stockholders agree that it would not be just and equitable if contribution pursuant to this Section 2.5 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph of Section 2.5, (a) in no case shall any one Stockholder be liable or responsible for any amount in excess of the net proceeds received by such Stockholder from the offering of Registrable Shares and (b) the Company shall be liable and responsible for any amount in excess of such proceeds; provided, however, that no person guilty of fraudulent
                         --------  -------
misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section, notify such party or parties from whom contribution may be sought, but the omission so to notify such party or parties from whom contribution may be sought shall not relieve such party from any other obligation it or they may have thereunder or otherwise under this Section. No party shall be liable for contribution with respect to any action, suit, proceeding or claim settled without its prior written consent, which consent shall not be unreasonably withheld.

          2.6  Other Matters with Respect to Underwritten Offerings. In the
               ----------------------------------------------------
event that Registrable Shares are sold pursuant to a Registration Statement in an underwritten offering pursuant to Section 2.1, the Company agrees to (a) enter into an underwriting agreement containing customary representations and warranties with respect to the business and operations of the Company and customary covenants and agreements to be performed by the Company, including without limitation customary provisions with respect to indemnification by the Company of the underwriters of such offering; (b) use its best efforts to cause its legal counsel to render customary opinions to the underwriters with respect to the Registration Statement; and (c) use its best efforts to cause its independent public accounting firm to issue customary "cold comfort letters" to the underwriters with respect to the Registration Statement.

          2.7  Information by Holder. Each holder of Registrable Shares included
               ---------------------
in any registration shall furnish to the Company such information regarding such holder and the distribution proposed by such holder as the Company may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.

Amended & Restated Investor Rights Agreement

          2.8   "Stand-Off " Agreement; Confidentiality of Notices. Each
                --------------------------------------------------
Stockholder, if requested by the Company and the managing underwriter of an offering by the Company of Common Stock or other securities of the Company, agrees not to sell or otherwise transfer or dispose of any Registrable Shares or other securities of the Company held by such Stockholder for a period of 180 days following the effective date of a Registration Statement; provided, that:
                                                               --------

                (a) such agreement shall only apply to the initial public offering of Common Stock of the Company sold in an underwritten offering; and

                (b) all stockholders of the Company then holding at least 5% of the outstanding Common Stock (on an as-converted basis) and all officers and directors of the Company enter into similar agreements.

     The Company may impose stop-transfer instructions with respect to the Registrable Shares or other securities subject to the foregoing restriction until the end of such 180-day period. Any Stockholder receiving any written notice from the Company regarding the Company's plans to file a Registration Statement shall treat such notice confidentially and shall not disclose such information to any person other than as necessary to exercise its rights under this Agreement.

          2.9   Limitations on Subsequent Registration Rights. The Company shall
                ---------------------------------------------
not, without the prior written consent of Stockholders holding at least 66 2/3% of the Registrable Shares then held by all Stockholders, enter into any agreement (other than this Agreement) with any holder or prospective holder of any securities of the Company which grant such holder or prospective holder rights to include securities of the Company in any Registration Statement, unless (a) such rights to include securities in a registration initiated by the Company or by Stockholders are not more favorable than the rights granted to Other Holders under Sections 2.1 and 2.2 of this Agreement, and (b) any such rights to initiate a registration provide that Stockholders are entitled to include Registrable Shares on a pro rata basis with such holders based on the number of shares of Common Stock (on an as-converted basis) owned by Stockholders and such holders.

          2.10  Rule 144 Requirements. After the earliest of (i) the closing of
                ---------------------
the sale of securities of the Company pursuant to a Registration Statement, (ii) the registration by the Company of a class of securities under Section 12 of the Exchange Act, or (iii) the issuance by the Company of an offering circular pursuant to Regulation A under the Securities Act, the Company agrees to:

                (a) make and keep current public information about the Company available, as those terms are understood and defined in Rule 144;

Amended & Restated Investor Rights Agreement

                (b) use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

                (c)  furnish to any holder of Registrable Shares upon request
(i) a written statement by the Company as to its compliance with the reporting requirements of Rule 144 and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), (ii) a copy of the most recent annual or quarterly report of the Company, and (iii) such other reports and documents of the Company as such holder may reasonably request to avail itself of any similar rule or regulation of the Commission allowing it to sell any such securities without registration.

          2.11  Termination. All of the Company's obligations to register
                -----------
Registrable Shares under Sections 2.1 and 2.2 of this Agreement shall terminate five years after the closing of the Initial Public Offering.

     3.   Right Of First Refusal

          3.1   Rights of Purchasers and Prior Holders
                --------------------------------------

                (a) The Company shall not issue, sell or exchange, agree to issue, sell or exchange, or reserve or set aside for issuance, sale or exchange,
(i) any shares of its Common Stock, (ii) any other equity securities of the Company, including, without limitation, shares of preferred stock, (iii) any option, warrant or other right to subscribe for, purchase or otherwise acquire any equity securities of the Company, or (iv) any debt securities convertible into capital stock of the Company (collectively, the "Offered Securities"), unless in each such case the Company shall have first complied with this Section
3.1. The Company shall deliver to each Stockholder a written notice of any proposed or intended issuance, sale or exchange of Offered Securities (the "Offer"), which Offer shall (i) identify and describe the Offered Securities,
(ii) describe the price and other terms upon which they are to be issued, sold or exchanged, and the number or amount of the Offered Securities to be issued, sold or exchanged, (iii) identify the persons or entities (if known) to which or with which the Offered Securities are to be offered, issued, sold or exchanged,
(iv) offer to issue and sell to or exchange with the Purchasers (the "Purchaser Offered Securities"), the Series B Holders (the "Series B Offered Securities") and the Series A Holders (the "Series A Offered Securities") such aggregate number of the Offered Securities as would be necessary to permit each Purchaser and Prior Holder to maintain its same proportionate equity ownership in the Company as of the date of the Offer determined on an "as converted to Common Stock" basis (the Purchaser Offered Securities, the Series B Offered Securities and the Series A Offered Securities being collectively referred to as the "Subject Offered Securities"). The Subject Offered Securities shall be eligible for issuance, sale or exchange with Stockholders as follows: (A) each Purchaser and Prior Holder may subscribe for its portion of the Offered Securities determined by dividing the aggregate number of shares of Common Stock then held by such Purchaser or Prior Holder (giving effect to the conversion of all shares of convertible preferred stock then held) by the total number of shares of Common Stock then outstanding (giving effect to the conversion of

Amended & Restated Investor Rights Agreement

all shares of convertible preferred stock then held) by the total number of shares of Common Stock then outstanding (giving effect to the conversion of all outstanding shares of convertible preferred stock) (the "Basic Amount"); and (B) any additional portion of the Subject Offered Securities attributable to the Basic Amounts of other Purchasers and Prior Holders as such Purchaser or Prior Holder shall indicate it will purchase or acquire should the other Purchasers and Prior Holders subscribe for less than their Basic Amounts (the "Undersubscription Amount"), provided that if the additional portion of the Offered Securities indicated to be purchased by the Purchasers and Prior Holders exceeds the Undersubscription Amount, the Undersubscription Amount shall be allocated among such Purchasers and Prior Holders in proportion to the additional portion indicated to be purchased by each (but not more than each has requested), or as they may otherwise agree among themselves.

                (b) To accept an Offer, in whole or in part, a Stockholder must deliver a written notice to the Company prior to the end of the 30-day period of the Offer, setting forth the portion of the Stockholder's Basic Amount that such Stockholder elects to purchase and, if such Stockholder shall elect to purchase all of its Basic Amount, the Undersubscription Amount (if any) that such Stockholder elects to purchase (the "Notice of Acceptance").

                (c) The Company may issue all or any part of the Offered Securities which are not Subject Offered Securities (the "Non-Subject Offered Securities") at any time after delivery of the Offer until 90 days from the expiration of the period set forth in Section 3.1(b) above, but only to the offerees or purchasers described in the Offer (if so described therein) and only upon terms and conditions (including, without limitation, unit prices and interest rates) which are not more favorable, in the aggregate, to the acquiring person or persons or less favorable to the Company than those set forth in the Offer. The Company shall have 90 days from the expiration of the period set forth in Section 3.1(b) above to issue, sell or exchange all or any part of such Subject Offered Securities as to which a Notice of Acceptance has not been given by the Stockholders (the "Refused Securities"), but only to the offerees or purchasers described in the Offer (if so described therein) and only upon terms and conditions (including, without limitation, unit prices and interest rates) which are not more favorable, in the aggregate, to the acquiring person or persons or less favorable to the Company than those set forth in the Offer.

                (d) In the event the Company shall propose to sell less than all the Non-Subject Offered Securities (any such sale to be in the manner and on the terms specified in Section 3.1(c) above), then each Stockholder may, at its sole option and in its sole discretion, reduce the number or amount of the Subject Offered Securities specified in its Notice of Acceptance to an amount that shall be not less than the number or amount of the Subject Offered Securities that the Stockholder elected to purchase pursuant to Section 3.1(b) above multiplied by a fraction, (i) the numerator of which shall be the number or amount of Non-Subject Offered Securities the Company actually proposes to issue, sell or exchange and (ii) the denominator of which shall be the original amount of the Non-Subject Offered Securities. In the event that any Stockholder so elects to reduce the number or amount of Subject Offered Securities specified in

Amended & Restated Investor Rights Agreement

its Notice of Acceptance, the Company may not issue, sell or exchange more than the reduced number or amount of the Offered Securities unless and until such securities have again been offered to the Stockholders in accordance with
Section 3.1(a) above.

                (e) Upon the closing of the issuance, sale or exchange of all or less than all of the Refused Securities, the Stockholders shall acquire from the Company, and the Company shall issue to the Stockholders, the number or amount of Subject Offered Securities specified in the Notices of Acceptance, as reduced pursuant to Section 3.1(d) above if the Stockholders have so elected, upon the terms and conditions specified in the Offer. The purchase by the Stockholders of any Subject Offered Securities is subject in all cases to the preparation, execution and delivery by the Company and the Stockholders of a purchase agreement relating to such Subject Offered Securities reasonably satisfactory in form and substance to the Stockholders and their respective counsel.

                (f) Any Offered Securities not acquired by the Stockholders or other persons in accordance with Section 3.1(c) above may not be issued, sold or exchanged until they are again offered to the Stockholders under the procedures specified in this Agreement.

                (g) The rights of the Stockholders under this Section 3 shall not apply to:

                     (1) Common Stock issued as a stock dividend to holders of Common Stock or upon any subdivision or combination of shares of Common Stock;

                     (2) the issuance of any shares of Common Stock upon conversion of shares of convertible preferred stock;

                     (3) the issuance of up to Two Million Five Hundred Forty-Eight Thousand (2,548,000) shares of Common Stock, or the grant of options therefor, including shares issued upon exercise of options outstanding on the date of this Agreement (such number to be proportionately adjusted in the event of any stock splits, stock dividends, recapitalizations or similar events occurring on or after the date of this Agreement) issuable to officers, directors, consultants and employees of the Company or any subsidiary pursuant to any plan, agreement or arrangement approved by a vote of not less than a majority of the Board of Directors of the Company (it being understood that any shares subject to options that expire or terminate unexercised shall not count towards the maximum number set forth in this clause (3));

                     (4) securities issued solely in consideration for the acquisition (whether by merger or otherwise) by the Company or any of its subsidiaries of all or substantially all of the stock or assets of any other entity;

Amended & Restated Investor Rights Agreement

                     (5) shares of Common Stock sold by the Company in an underwritten public offering pursuant to an effective registration statement under the Securities Act;

                     (6) up to 5,000 shares of Common Stock issued or issuable upon exercise of any warrants issued to Silicon Valley Bank;

                     (7) up to 125 Series B Shares, or shares of Common Stock issuable upon conversion of such Series B Shares, issuable to Education Products, Inc. or its parent, Sylvan Learning Systems, Inc. ("Sylvan") pursuant to that certain letter agreement, dated July 23, 1997, between Sylvan and the Company;

                     (8) warrants to purchase up to 105,700 shares, or shares of Common Stock issuable upon exercise of such warrants, issued or issuable to EduVentures;

                     (9) warrants to purchase up to 38,000 shares of Common Stock, or up to 38,000 shares of Common Stock issuable upon exercise of any such warrants, issuable to J. L. Hammett Co. pursuant to that Contract for Services and Term Sheet dated September 29, 1998.

                     (10) warrants to purchase up to 75,000 shares, or up to 75,000 shares of Common Stock issuable upon exercise of any warrants, issuable to National Computer Systems, Inc.; and

                     (11) warrants to purchase Series C Convertible Preferred Stock, or shares of Series C Convertible Preferred Stock issuable upon exercise of any warrants, or shares of Common Stock issuable upon conversion of Series C Convertible Preferred Stock, issuable pursuant to that certain letter agreement, dated March 19, 1999, between Thomas Weisel Partners LLC and the Corporation.

          3.2        Initial Public Offering.
                     -----------------------

                (a)  Right of First Refusal. Subject to the limitations set
                     ----------------------
forth in this Section 3.2, the Company hereby grants to each Purchaser a right of first refusal to purchase such Purchaser's Proportionate Share of the shares of Common Stock from the shares of Common Stock to be issued at the closing of the Company's Initial Public Offering, if any (the "IPO Shares"). The price per share of Common Stock which each such Purchaser becomes entitled to purchase by reason hereof shall be the public offering price per share of Common Stock in the Initial Public Offering (the "Offering Price").

(b)  Limitations. Subject to the limitations set forth in the following
     -----------
sentence, the "Proportionate Share" for each such Purchaser shall be that number of IPO Shares necessary so that, after giving effect to such issuance,

Amended & Restated Investor Rights Agreement

     the IPO Shares issued to such Purchaser, plus

     the shares of Common Stock of such Purchaser (including without limitation any right to acquire shares upon conversion of Series C Shares) which shares were issued or issuable to such Purchaser with respect to such Purchaser's Series C Shares (such Purchaser's "Series C Derived Shares"), determined after giving effect to such issuance, shall equal the same proportionate equity ownership in the Company as was represented by such Purchaser's Series C Derived Shares as of the date immediately prior to the effective date of the registration statement covering the Initial Public Offering, on a fully diluted basis assuming, among other things, the shares reserved for issuance upon the exercise of options have been issued. Notwithstanding the foregoing sentence, such Proportionate Share, in the aggregate for all Purchasers, may not exceed 8% of the number of shares of Common Stock issued by the Company in the Initial Public Offering (exclusive of the number of shares of Common Stock issued pursuant to any underwriter's overallotment option); provided, however, the managing underwriter of such
                       --------  -------
offering shall be entitled to reduce in whole or in part the Proportionate Share to the extent determined necessary by the managing underwriter in its sole discretion (X) to the success of such offering (including without limitation that purchase by a Purchaser of its Proportionate Share would adversely affect any of the offering price, offering size, likelihood of completion or completion date) for reasons set forth in writing to the Purchasers no less than five days prior to the anticipated effective date of the registration statement covering such offering or (Y) to comply with the rules or regulations of the Securities and Exchange Commission, the National Association of Securities Dealers, Inc., the Nasdaq Stock Market, Inc., or other regulatory body or exchange for reasons set forth in writing to the requesting Purchasers no less than one day prior to the anticipated effective date of the registration statement covering such offering. Any reduction (in whole or in part) in any Purchaser's Proportionate Share shall be pro rata among the Purchasers expressing an interest in receiving an offer from the Company in accordance with subsection 3.2(d) below (the "IPO Purchasers") based upon the number of Series C Derived Shares then held by the IPO Purchasers.

          (c)   Solicitation of Interest.  Except as (and to the extent)
                ------------------------
prohibited by law, the Company shall, no less than one day prior to the anticipated effective date of the registration statement covering the Initial Public Offering, deliver by facsimile transmission to the Purchasers holding Series C Shares a notice (a "Solicitation of Interest") with respect to the Initial Public Offering stating the Company's bona fide intention to offer shares of Common Stock in the Initial Public Offering. The Company shall send the Solicitation of Interest to each such Purchaser at the fax number for such Purchaser set forth in the Company's corporate records or such other fax number that such Purchaser shall from time to time specify in writing to the Company.

          (d)   Expression of Interest.  Each such Purchaser shall, on or before
                ----------------------
5:00 p.m. (Boston time) on the immediately succeeding business day after receipt of the Solicitation of Interest (the "Expression of Interest Deadline"), by facsimile transmission to the Company and

Amended & Restated Investor Rights Agreement

its counsel, notify the Company of its desire (an "expression of interest") in receiving an offer to purchase (i) all or part of its Proportionate Share (specifying, if less than its Proportionate Share, the number of shares it desires to receive an offer to purchase) and (ii) a number of shares, if any, in excess of such Purchaser's Proportionate Share that it desires to receive an offer to purchase (the "Excess Shares"), subject in each case to the limitations set forth in this Section 3.2. A Purchaser shall be deemed to have waived its right to receive an offer to purchase any of the shares in the Initial Public Offering if the Company does not receive the Purchaser's expression of interest as aforesaid by the Expression of Interest Deadline. The Company may, during the 60-day period after expiration of the Expression of Interest Deadline, either solicit expression of interests from any person or persons with respect to that portion of such Common Stock for which the such Purchasers have not made an expression of interest or determine not to offer or sell such portion, in whole or in part; provided, however, if the Company does not consummate the sale of
            --------  -------
the IPO Shares in the Initial Public Offering within 60 days of the Solicitation of Interest, the right provided hereunder shall be deemed revived as to all Purchasers holding Series C Shares. If any Purchaser expresses an interest in receiving an offer to purchase a number of shares that is less than its Proportionate Share (or is deemed to waive its right to receive an offer to purchase its Proportionate Share in the Initial Public Offering), each IPO Purchaser requesting Excess Shares, if any, shall be entitled to receive an offer from the Company for that number of additional shares equal to the lesser of (A) the number of Excess Shares with respect to which such IPO Purchaser expressed an interest and (B) such IPO Purchaser's allocable portion of all Excess Shares based on the number of Excess Shares requested to be purchased by each IPO Purchaser.

          (e) An IPO Purchaser's notification pursuant to subsection 3.2(d) shall be deemed an expression of interest in receiving an offer by the Company to purchase the number of shares of Common Stock indicated by such IPO Purchaser pursuant to subsection 3.2(d) above (including any Excess Shares), in each case subject to the limitations set forth in this Section 3.2. The Company's offer to sell such shares to the IPO Purchasers shall be deemed to occur automatically two hours after the latest to occur of (A) the effectiveness of the registration statement covering the Initial Public Offering and (B) the Company's determination of the Offering Price (the completion of the last to occur of the foregoing, the "Offer Commencement"). Each IPO Purchaser shall have an unconditional right to withdraw its expression of interest by written notice to the Company on or before the Offer Commencement. Once so withdrawn, the Company shall have no obligation to offer or to sell, and the IPO Purchaser shall have no obligation to purchase, any shares. An IPO Purchaser's expression of interest shall, unless so withdrawn by such IPO Purchaser on or before the Offer Commencement, automatically be deemed to be a binding commitment to purchase the shares of Common Stock, including any Excess Shares, indicated by such IPO Purchaser pursuant to subsection 3.2(d) above, but subject to the limitations set forth in this Section 3.2 immediately after the Offer Commencement. The IPO Purchasers' purchase of such shares shall occur simultaneously with the closing of the purchase and sale of the other shares of Common Stock distributed in the Initial Public Offering pursuant to a stock purchase agreement in form satisfactory to the Company, and each IPO Purchaser shall thereat pay the purchase price for its shares by wire transfer to the Company of

Amended & Restated Investor Rights Agreement

immediately available funds. As promptly as practicable (and in any event within ten days) thereafter, the Company shall issue and deliver to each IPO Purchaser at the last known address of the IPO Purchaser in the records of the Company a certificate or certificates for such shares.

          (f) Notwithstanding anything in this Agreement to the contrary, the Company shall not be required to take any actions pursuant to this Section 3.2 that would be inconsistent with any federal or state securities laws, rules, regulations or interpretations (including without limitation Rule 134 under the Securities Act) or the rules or regulations of the National Association of Securities Dealers, Inc., the NASDAQ Stock Market, Inc. or other regulatory body or exchange.

          (g) The Purchasers agree that none of the Company or its officers, directors, employees, shareholders, affiliates, successors, transferees, assigns, agents or representatives or any underwriter shall have any liability to the Purchasers arising in connection with any reduction or elimination of any Proportionate Share taken in accordance with subsection 3.2(b) except to the extent arising out of the Company's bad faith.


          3.3   Termination.  This Section 3 shall terminate upon the earlier
                -----------
of the following events:

                (a) the sale of all or substantially all of the assets or business of the Company, by merger, sale of assets or otherwise; or

                (b) immediately after the Offer Commencement (assuming the Company has complied with its obligations in Section 3.2).

     4.   Negative Covenants. So long as at least 1,375 shares of Series B
          ------------------
Preferred Stock or at least 1,000,000 shares of Series C Preferred Stock (in each case subject to appropriate adjustment in the event of any dividend, stock split, combination or similar recapitalization affecting such shares) shall be outstanding, the Company shall not, without first obtaining the affirmative vote or written consent of the holders of not less than a majority of the then outstanding shares of Series B Preferred Stock and Series C Preferred Stock voting together as a single class:

                (a)  amend the Certificate of Incorporation of the Company;

                (b) declare or pay any dividends or distributions on Common Stock other than dividends payable solely in Common Stock;

                (c) make (or permit any corporation, a majority of the voting stock of which is owned or controlled by the Company, to make) any loan or advance to, or own any

Amended & Restated Investor Rights Agreement

stock or other securities of, any subsidiary or other corporation, partnership, or other entity unless it is wholly owned by the Company;

                (d) make any loan or advance to any person, including, without limitation, any employee or director of the Company or any subsidiary, except advances and similar expenditures in the ordinary course of business or under the terms of an employee stock or option plan approved by the Board of Directors;

                (e) incur any indebtedness for borrowed money after the date hereof in excess of $1,000,000 in the aggregate:

                (f) guarantee directly or indirectly, any indebtedness or obligations except for trade accounts of any subsidiary arising in the ordinary course of business;

                (g) merge with or into or consolidate with any other corporation;

                (h) sell, lease, or otherwise dispose of all or any substantial portion of its properties or assets;

                (i) acquire all or substantially all of the properties, assets or stock of any other corporation or entity (except for a consideration of less than 10% of the Company's consolidated net worth as of the end of the prior fiscal quarter);

                (j)  voluntarily liquidate or dissolve;

                (k) amend any provision of, or add any provision to, the Company's By-Laws which would adversely affect the Series C Shares or the Series B Shares; or

                (l) apply any of its assets to the redemption, retirement, purchase or acquisition, directly or indirectly, of any shares of its Common Stock (other than purchases of Common Stock from employees, directors or consultants, at cost, upon termination of their employment or services).

     5.   Transfers of Rights. This Agreement, and the rights and obligations of
          -------------------
each Stockholder hereunder, may be assigned by such Stockholder only to (i) any person or entity to which at least 1,000,000 Series C Shares or 750 Series B Shares are transferred by such Stockholder or (ii) to any partner or stockholder of such Stockholder, and such transferee shall be deemed a "Purchaser" or "Prior Holder," as applicable for purposes of this Agreement; provided that the transferee provides written notice of such assignment to the Company and agrees in writing to be bound hereby.

     6.   General.
          -------

Amended & Restated Investor Rights Agreement

                (a)  Severability.  The invalidity or unenforceability of any
                     ------------
provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

                (b)  Specific Performance.  In addition to any and all other
                     --------------------
remedies that may be available at law in the event of any breach of this Agreement, each Purchaser shall be entitled to specific performance of the agreements and obligations of the Company hereunder and to such other injunctive or other equitable relief as may be granted by a court of competent jurisdiction.

                (c)  Governing Law.  This Agreement shall be governed by and
                     -------------
construed in accordance with the internal laws of the Commonwealth of Massachusetts (without reference to the conflicts of law provisions thereof).

                (d)  Notices.  All notices, requests, consents, and other
                     -------
communications under this Agreement shall be in writing and shall be deemed delivered (i) two business days after being sent by registered or certified mail, return receipt requested, postage prepaid or (ii) one business day after being sent via a reputable nationwide overnight courier service guaranteeing next business day delivery, in each case to the intended recipient as set forth below:

     If to the Company, at 200 Highland Ave., Needham, MA 02494, Attention:
President, or at such other address or addresses as may have been furnished in writing by the Company to the Purchasers, with a copy to William Contente, c/o Lucash, Gesmer & Updegrove, LLP, 40 Broad Street, Boston, MA 02109; or

     If to a Stockholder, at his or its address set forth on Exhibit A, or at
                                                             ---------
such other address or addresses as may have been furnished to the Company in writing by such Stockholder, with a copy to Jay E. Bothwick, Hale and Dorr LLP, 60 State Street, Boston, MA 02109.

     Any party may give any notice, request, consent or other communication under this Agreement using any other means (including, without limitation, personal delivery, messenger service, telecopy, first class mail or electronic mail), but no such notice, request, consent or other communication shall be deemed to have been duly given unless and until it is actually received by the party for whom it is intended. Any party may change the address to which notices, requests, consents or other communications hereunder are to be delivered by giving the other parties notice in the manner set forth in this Section.

                (e)  Complete Agreement.  This Agreement constitutes the entire
                     ------------------
agreement and understanding of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

                (f)  Amendments and Waivers. Any term of this Agreement may be
                     ----------------------
amended or terminated and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written

Amended & Restated Investor Rights Agreement

consent of the Company and the holders of at least 66 2/3% of the Registrable Shares held by all of the Stockholders; provided, that this Agreement may be
                                        --------
amended with the consent of the holders of less than all Registrable Shares (including for this purpose the Senior Managers) only in a manner which affects all such holders in the same fashion. Any such amendment, termination or waiver effected in accordance with this Section 6(f) shall be binding on all parties hereto, even if they do not execute such consent. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

          (g) Pronouns.  Whenever the context may require, any pronouns used in
              --------
this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa.

          (h)     Counterparts; Facsimile Signatures.  This Agreement may be
                  ----------------------------------
executed in any number of counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same document. This Agreement may be executed by facsimile signatures.

          (i)     Section Headings.  The section headings are for the
                  ----------------
convenience of the parties and in no way alter, modify, amend, limit or restrict the contractual obligations of the parties.

          (j)     Waiver of Right of First Refusal:  By execution of this
                  --------------------------------
Agreement, and only with respect to (i) the Purchase Agreement, and (ii) the issuance of a Warrant to EduVentures to purchase 95,700 shares of Common Stock, each of the Prior Holders, North Bridge Venture Partners II, L.P. and Commonwealth Capital Ventures II, L.P. hereby waives his or its right of first refusal pursuant to Section 3 of the Prior Agreement.

          (k)     Termination and Amendment of Other Agreements:  By execution
                  ---------------------------------------------
of this Agreement, the Company and the Prior Holders do hereby amend and restate the Prior Agreement pursuant to Section 6(f) thereof.

Amended & Restated Investor Rights Agreement

     Executed as of the date first written above.


                         COMPANY:

                         SmarterKids.com, Inc.

                         By: /s/ David Blohm
                             ---------------------------------
                           Name: David Blohm
                                 -----------------------------
                           Title: CEO
                                  ----------------------------

                         PURCHASERS:


                         BRIGHTER VISION HOLDINGS, INC.


                         By: /s/ David Wetherald
                             ---------------------------------
                           Name: David Wetherald
                                 -----------------------------
                           Title: Asst. Secretary
                                  ----------------------------


                         INTEL CORPORATION


                         By: /s/ Arvind Sodhani
                             ---------------------------------
                           Name: Arvind Sodhani
                                 -----------------------------
                           Title: Vice President and Treasurer
                                  ----------------------------


                         VAN WAGONER CAPITAL MANAGEMENT


                         By: /s/ Garrett Van Wagoner
                             ---------------------------------
                           Name: Garrett Van Wagoner
                                 -----------------------------
                           Title: President
                                  ----------------------------

Amended & Restated Investor Rights Agreement

                         ADVENT CROWN FUND C.V.


                         By: Advent International Limited Partnership, General Partner

                         By:  Advent International Corporation, General Partner

                         By: /s/ Marcia J. Hooper
                             --------------------------------------------
                             Name: Marcia J. Hooper
                                   --------------------------------------
                             Title:  Vice President/Senior Vice President


                         DIGITAL MEDIA & COMMUNICATIONS II LIMITED PARTNERSHIP

                         By: Advent International Limited Partnership, General Partner

                         By:  Advent International Corporation, General Partner


                         By: /s/ Marcia J. Hooper
                             --------------------------------------------
                             Name: Marcia J. Hooper
                                   --------------------------------------
                             Title:  Vice President/Senior Vice President

                         OAKSTONE VENTURES LIMITED PARTNERSHIP

                         By: Advent International Limited Partnership, General Partner

                         By:  Advent International Corporation, General Partner


                         By: /s/ Marcia J. Hooper
                             --------------------------------------------
                             Name: Marcia J. Hooper
                                   --------------------------------------
                             Title:  Vice President/Senior Vice President

Amended & Restated Investor Rights Agreement

                         RRE INVESTORS, L.P.


                         By: /s/ Illegible
                             -------------------------------------
                             Name:
                                   -------------------------------
                             Title:  General Partner


                         RRE INVESTORS FUND, L.P.


                         By: /s/ Illegible
                             -------------------------------------
                             Name:
                                   -------------------------------
                             Title:  General Partner


                         RH II PARTNERS, LLC


                         By: /s/ James Carpenter
                             -------------------------------------
                             James Carpenter, General Partner


                         REAL ESTATE EQUITIES LIMITED PARTNERSHIP

                         By:  First Capital Financial Corporation


                         By: /s/ Robert DeWitt
                             -------------------------------------
                             Robert E. DeWitt, President


                         NORTH BRIDGE VENTURE PARTNERS III, L.P.

                         By: NORTH BRIDGE VENTURE MANAGEMENT III, L.P., its General Partner


                         By: /s/ Richard D'Amore
                             -------------------------------------
                             Name: Richard D'Amore
                                   -------------------------------
                             Title:  General Partner

Amended & Restated Investor Rights Agreement

                         COMMONWEALTH CAPITAL VENTURES II L.P.

                         By: COMMONWEALTH CAPITAL VENTURES II, L.P., its General Partner


                         By: /s/ Rob Chandra
                             ------------------------------------
                             Name: Rob S. Chandra
                                   ------------------------------
                             Title:  General Partner


                         CCV II ASSOCIATES L.P.


                         By: /s/ Rob Chandra
                             ------------------------------------
                             Name: Rob S. Chandra
                                   ------------------------------
                             Title:  General Partner


                         By: /s/ Peter Way
                             ------------------------------------
                             Peter Way


                         CARDINAL CREST PARTNERS

                         By: /s/ Thomas Davidson
                             ------------------------------------
                             Name: Thomas N. Davidson
                                   ------------------------------
                             Title:  Partner


                         By: /s/ Jon Baker
                             ------------------------------------
                             Jon Baker


                         By: /s/ Eugene Harris
                             ------------------------------------
                             Eugene Harris

Amended & Restated Investor Rights Agreement

                         By: /s/ Walter Bernheimer
                             -----------------------------------
                             Walter s. Bernheimer II



                         By: /s/ David Solomont
                             -----------------------------------
                             David Solomont


                         SENIOR MANAGERS:

                             /s/ David Blohm
                             -----------------------------------
                             David Blohm
                             Address: 12 Rambling Road
                                      --------------------------
                                      Sudbury, MA 01776
                                      --------------------------


                             /s/ Al Noyes
                             -----------------------------------
                             Al Noyes
                             Address: 252 Commonwealth Ave., #6
                                      --------------------------
                                      Boston, MA 02116
                                      --------------------------


                             /s/ Jeffrey Pucci
                             -----------------------------------
                             Jeffrey Pucci
                             Address: 205 Rosemary Street
                                      --------------------------
                                      Needham, MA 02494
                                      --------------------------


                             /s/ Richard Viard
                             -----------------------------------
                             Richard Viard
                             Address: 169 North Street
                                      --------------------------
                                      Walpole, MA 02081
                                      --------------------------

Amended & Restated Investor Rights Agreement

                                   Exhibit A
                                   ---------


Pursuant to a letter agreement dated March 19, 1999, Thomas Weisel Partners LLC ("TWP") shall be issued a warrant to purchase shares of Series C Convertible Preferred Stock. From and after the exercise of such warrant and the issuance to TWP of such shares, solely for purposes of Article 2 hereof (including without limitation any definitions in Article 1 as they relate to Article 2) and
Article 6, (i) TWP shall be considered a "Purchaser" hereunder, including without limitation for purposes of defining "Stockholders", and (ii) the shares of Series C Convertible Preferred Stock issued to TWP shall be considered Series C Shares, including without limitation for purposes of defining "Registrable Shares".


                      [List of Purchasers - See Attached]